UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2022

UNDER ARMOUR, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 Hull Street, Baltimore, Maryland	21230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 468-2512

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Class A Common Stock	UAA	New York Stock Exchange
Class C Common Stock	UA	New York Stock Exchange
(Title of each class)	(Trading Symbols)	(Name of each exchange on which registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 29, 2022, the Human Capital and Compensation Committee of the Board of Directors of Under Armour, Inc. (the “Company”) approved certain changes to the Company’s executive severance policy (the “Severance Policy”). The Severance Policy provides severance benefits to the Company’s executives, other than Mr. Plank, in connection with certain terminations occurring other than in connection with a change in control.

The changes to the Severance Policy alter the severance benefits payable to the Company’s executive officers, including those executives (other than Mr. Plank) named in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on March 24, 2022 (the “impacted named executive officers”). Under the amended Severance Policy, if an impacted named executive officer’s employment is terminated without “cause,” such officer is entitled to a lump-sum payment of one and one-half times annual base salary, a pro-rated annual cash incentive award based on the Company’s actual performance for the year (subject to the officer having been employed through at least the first six months of the year, with payment delivered in the following year concurrently with payments to all employees) and fully paid premiums for medical, dental and vision benefits for a period of 18-months.

A summary of the Executive Severance Policy is set forth in the Company’s Proxy Statement. Such summary, together with the changes to the Executive Severance Policy described herein, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the amended Executive Severance Policy expected to be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: September 2, 2022	By:	/s/ John P. Stanton
John P. Stanton
Executive Vice President, General Counsel & Secretary